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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  April 8, 2003
         --------------------------------------------------------------
                Date of Report (date of earliest event reported)


                            PREDICTIVE SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)



            Delaware                             000-30422                       13-3808483
 (State or other jurisdiction of          (Commission File Number)            (I.R.S. Employer
 incorporation or organization)                                            Identification Number)


                               19 West 44th Street
                               New York, NY 10036
         --------------------------------------------------------------
                    (Address of principal executive offices)


                                 (212) 659-3400
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

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         This Current Report on Form 8-K is filed by Predictive Systems, Inc., a
Delaware corporation ("Predictive" or the "Registrant"), in connection with the matters described herein.

ITEM 5:  OTHER EVENTS.

         On April 8, 2003, Predictive and International Network Services, Inc. ("INS") announced that they had entered into an Agreement and Plan of Merger, dated as of April 8, 2003 (the "Merger Agreement"), which sets forth the terms and conditions of the proposed merger (the "Merger") of Predictive and INS. Pursuant to the Merger Agreement, a wholly-owned subsidiary of INS will merge with and into Predictive such that Predictive will become a wholly-owned subsidiary of INS after the Merger. In exchange for their shares of Predictive common stock, the shareholders of Predictive are expected to receive aggregate consideration of $19,186,700 in cash, subject to certain adjustments based on certain of Predictive's certified net assets at closing of the Merger as set forth in the Merger Agreement. Consummation of the Merger is subject to various conditions, including the approval by Predictive's stockholders and the receipt of required regulatory approvals. A copy of the Merger Agreement is included herein as Exhibit 2.1.

         On April 9, 2003, Predictive and INS issued a joint press release regarding the execution of the Merger Agreement. A copy of such press release is included herein as Exhibit 99.1.

         The Merger Agreement and the joint press release are incorporated herein by reference into this Item 5 and the foregoing description of such documents and the transactions contemplated therein are qualified in their entirety by reference to such exhibits.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

                  The following exhibits are filed herewith:

                  2.1 Agreement and Plan of Merger, dated as of April 8, 2003, by and among International Network Services, Inc., Mid-West Acquisition Corporation and Predictive Systems, Inc.

                  99.1 Joint Press Release, dated April 9, 2003, announced by Predictive Systems, Inc. and International Network Services, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 9, 2003

                                    PREDICTIVE SYSTEMS, INC.

                                    By:   /s/ Andrew Zimmerman
                                        ----------------------------------
                                    Name: Andrew Zimmerman
                                          Chief Executive Officer


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                                  EXHIBIT INDEX


         Exhibit
         Number                             Description
         ------                             -----------

         2.1 Agreement and Plan of Merger, dated as of April 8, 2003, by and among International Network Services, Inc., Mid-West Acquisition Corporation and Predictive Systems, Inc.

        99.1 Joint Press Release, dated April 9, 2003, announced by Predictive Systems, Inc. and International Network Services, Inc.